                                                              Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Teleport Communications Group Inc. on Form S-8 of our report dated March 3, 1998, appearing in the Annual Report on Form 10-K of Teleport Communications Group Inc. for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York

April 17, 1998